Exhibit 10.19

COASTAL TRANSPORT COMPANY, INC.

1603 ACKERMAN ROAD

SAN ANTONIO, TEXAS

Letter Agreement

September 12, 2005

Mr. Rocky Dewbre

Susser Petroleum Company, LP

555 East Airtex Drive

Houston, Texas 77073

Dear Rocky:

Coastal Transport Company, Inc. (“Coastal”) and Susser Petroleum Company, LP (“Susser”) have entered into a Contract Carrier Transportation Agreement dated September 12, 2005 (the “Contract”). Notwithstanding the terms of the Contract, Coastal and Susser agree that in the event Coastal provides its services to any other customer for deliveries in the same geographic areas as for Susser at rates and charges below those set forth in Appendices A-D of the Contract (as they may be adjusted from time to time), Coastal shall immediately extend those prices to Susser. This Letter Agreement shall continue for the entire Term of the Contract and shall be subject to the Audit provision contained in the Contract.

Sincerely,

/S/ RICHARD ATWELL
Richard Atwell
President

Agreed:

/S/ ROCKY DEWBRE
Rocky Dewbre
President-Susser Petroleum Company, LP